SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): April 18, 2005

                              RIVOLI BANCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)

   Georgia                           0-49691                     58-2631780
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(State or other jurisdiction       (Commission                (I.R.S. Employer
    of Incorporation)               File Number)             Identification No.)

                       515 Mulberry St., Macon, Georgia 31201
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                      (Address of principal executive offices)

         Registrant's telephone number, including area code: (478) 742-5040
                                                             --------------


                        -------------------------------------
             ( Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 18, 2005, Rivoli Bancorp, Inc., issued a press release announcing first quarter 2005 financial results. The press release is attached as Exhibit 99.1 to this Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following exhibit is being furnished with this report pursuant to Item 2.02 of this Form 8-K:

EXHIBIT NO.                          DESCRIPTION
-----------                          -----------
   99.1 Press release dated April 18, 2005 reporting first quarter 2005 financial results.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RIVOLI BANCORP, INC.

April 18, 2005                           /s/ J. Patrick McGoldrick
                                         President and Chief Executive Officer